Exhibit 10.21

                        AMENDMENT NO. 4 TO LOAN AGREEMENT

     AMENDMENT NO. 4 TO LOAN AGREEMENT (this "Amendment No. 4"), made and executed as of this 1st day of April, 2002, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"); and

     THE PROVIDENT BANK, an Ohio banking corporation, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

     (A) The Borrowers have entered into a certain Loan Agreement dated August 11, 2000, as amended by that certain Amendment No. 1 to Loan Agreement dated November 30, 2000, that certain Amendment No. 2 dated December 31, 2000 and that certain Amendment No.3 dated as of December 21, 2001 (hereinafter referred to, as amended, as the "Loan Agreement") with the Agent and the Lenders; and

     (B) The Borrowers have requested that the Lenders and the Agent amend a certain provision of the Loan Agreement, and the Lenders and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Amendment to the Loan Agreement. Subject to the terms and conditions of this Amendment No. 4, Section 8.11(b) of the Loan Agreement shall be amended and restated to read in its entirety as follows:

     (b) The Fleet Obligations; provided, however, that notwithstanding anything contained in this Agreement or any Schedule thereto to the contrary, in the event that the Fleet Obligations shall be amended or modified to (i) increase the amount of the commitment thereunder, (ii) increase the amount of the amortization thereunder, (iii) increase the rate of interest thereunder, (iv) change the maturity of the obligations thereunder, (v) increase the fees payable thereunder, (vi) increase the amount of collateral securing the obligations thereunder (other than any increase in the collateral value occasioned by the collateral substitution which closed on or about March 6, 2002, which resulted in availability under the Fleet Documents of approximately $17,300,000), or
(vii) impose on the Borrowers financial covenants more restrictive than those set forth in the Fleet Obligations as of the date hereof (any such amendment or modification, the "Fleet Amendment"), the Borrowers shall execute and deliver to the Agent an amendment or modification of this Agreement, the effect of which shall be, to the extent reasonably determined necessary by Agent and Lenders, to negate any materially adverse impact to the interests of the Agent and the Lenders under this Agreement which would have otherwise been the effect of the Fleet Amendment;

     3. Representations and Warranties. In order to induce the Lenders and the Agent to enter into this Amendment No. 4, each of the Borrowers hereby represents and warrants to the Lenders and the Agent, as to itself with respect to the Loan Documents to which it is a party, as of the date hereof that:

     3.1 No Default. After giving effect to this Amendment No. 4, no Default or Event of Default shall have occurred or be continuing.

     3.2 Authority; Enforceability. (i) The execution, delivery and performance by each Borrower of this Amendment No. 4 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 4 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and (iii) this Amendment No. 4 and the execution, delivery and performance by each Borrower hereof does not: (A) contravene the terms of any Borrower's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

     4. Conditions to Effectiveness of Amendment. The effectiveness of the amendment in Section 2 of this Amendment No. 4 shall subject to the fulfillment of the following conditions to the satisfaction of Agent :

     4.1 As of the date of this Amendment No. 4, Agent shall have received this Amendment No.4 duly executed by a duly authorized officer or officers of each Borrower, Agent and each Lender.

     4.2 As of the date of this Amendment No. 4, Agent shall have received opinions of counsel to the Borrowers in substantially the forms attached as Exhibits A-1 and A-2 hereto concerning this Amendment No. 4.

     4.3 On or before April 15, 2002, Agent shall have received an opinion or opinions of counsel to Borrowers in substantially the forms attached as Exhibit B-1 through B-9 hereto to the effect that the execution and delivery of Amendment No. 3 and Amendment No. 4 by Borrowers does not affect the validity or enforceability of any of the Mortgages delivered by Borrowers under the Loan Agreement in accordance with their respective terms.

     4.4 As of the date of this Amendment No. 4, Agent shall have received a certificate of the Secretary of Borrowers in the form attached as Exhibit C hereto, dated as of March 20, 2002, with respect to the representations and warranties of Borrowers as of such date.

     4.5 As of the date of this Amendment No. 4, Agent shall have received a certificate of the Secretary or Assistant Secretary of each Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance satisfactory to Agent) taken by it to authorize this Amendment No. 4, and (ii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

     5. Reference to and Effect Upon the Loan Agreement.

     5.1 Effect. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

     5.2 No Waiver; References. The execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment No. 4, each reference in:

          5.2.1 the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

          5.2.2 the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

          5.2.3 the Loan Documents to the "Loan Documents" shall be deemed to include this Amendment No. 4.

     6. Miscellaneous.

     6.1 Expenses. The Borrowers agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment No. 4.

     6.2 Law. THIS AMENDMENT NO. 4 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO.

     6.3 Successors. This Amendment No. 4 shall be binding upon the Borrowers, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     6.4 Execution in Counterparts. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       LENDERS AND AGENT:

                                       THE PROVIDENT BANK, as Lender and Agent


                                       By: /s/  STEVEN J. BLOEMER
                                           --------------------------
                                       Its: Vice President
                                           --------------------------


                                       GREAT AMERICAN INSURANCE COMPANY


                                       By: /s/  RONALD C. HAYES
                                           --------------------------
                                       Its: Assistant Vice President
                                           --------------------------


                                       GREAT AMERICAN LIFE INSURANCE COMPANY


                                       By: /s/  MARK F. MUETHING
                                           --------------------------
                                       Its: Executive Vice President
                                           --------------------------

                                       BORROWERS:

                                       OMEGA HEALTHCARE INVESTORS, INC.

                                       STERLING ACQUISITION CORP.

                                       DELTA INVESTORS I, LLC

                                       OHI (CONNECTICUT) INC.


                                       By: /s/ DANIEL J. BOOTH
                                           --------------------------
                                       Its:  Chief Operating Officer
                                           --------------------------

     Daniel J. Booth, as an executive officer of all of the aforementioned Borrowers, has executed this Amendment No. 4 and intending that all of the Borrowers above named are bound and are to be bound by the one signature as if
(s)he had executed this Amendment No. 4 separately for each of the above named Borrowers.

                        OMEGA HEALTHCARE INVESTORS, INC.

Exhibit Index              Description
--------------------------------------------------------------------------------
Exhibit A-1                Munch Hardt Kopf & Harr, P.C. Opinion

Exhibit "A"                Subsidiaries

Exhibit "B"                Certificates of Existence and Good Standing

Exhibit "C"                Officers' Certificates

Schedule 1                 Orders, Judgments and Decrees

Exhibit A-2                Special Ohio Counsel Opinion

Exhibit B-1                Alabama Opinion of Counsel

Exhibit B-2                Arkansas Opinion of Counsel

Exhibit B-3                California Opinion of Counsel

Exhibit B-4                Connecticut Opinion of Counsel

Exhibit B-5                Florida Opinion of Counsel

Exhibit B-6                Kentucky Opinion of Counsel

Exhibit B-7                North Carolina Opinion of Counsel

Exhibit B-8                Ohio Opinion of Counsel

Exhibit B-9                West Virginia Opinion of Counsel

Exhibit C                  Secretary's Certificate

Exhibit A                  Borrowers

Exhibit B                  Articles of Incorporation or Articles of Organization

Exhibit C                  Bylaws or Operating Agreements